Stockholders' Equity	12 Months Ended
Mar. 31, 2012
Stockholders' Equity
(12)	Stockholders’ Equity

The Company may repurchase its common stock from the market pursuant to the Company Law of Japan. For the years ended March 31, 2012, 2011 and 2010, respectively, 635,123 shares, 327,193 shares and 53,863 shares were repurchased.

The Company sold 242,043,928 shares, 15,100 shares and 17,731 shares of its treasury stock for the years ended March 31, 2012, 2011 and 2010, respectively. Sales of treasury stock for the year ended March 31, 2012 includes the share exchange of treasury stock to noncontrolling interest holders. On April 1, 2011, PEW and SANYO became wholly-owned subsidiaries through the share exchange in order to accelerate synergy generation and maximize synergy. All the shares delivered by the Company were sourced from its treasury stocks (241,961,655 shares) held by the Company. As a result, treasury stock decreased by 424,010 million yen. The difference between the fair value of the shares of the Company delivered to the noncontrolling interest and the decrease in the carrying amount of the treasury stock was recognized as an adjustment to capital surplus and retained earnings in the consolidated balance sheets.

The Company Law of Japan provides that an amount equal to 10% of appropriations be appropriated as a capital reserve or legal reserve until the aggregated amount of capital reserve and legal reserve equals 25% of stated capital. The capital reserve and legal reserve are not available for dividends but may be transferred to capital surplus or retained earnings or stated capital upon approval of the shareholders’ meeting.

Cash dividends and transfers to the legal reserve charged to retained earnings during the three years ended March 31, 2012 represent dividends paid out during the periods and related appropriation to the legal reserve. Cash dividends per share paid during each of the three years ended March 31, 2012 amounted to 10.00 yen, 10.00 yen and 12.50 yen, respectively. The accompanying consolidated financial statements do not include any provisions for the year-end dividend of 5.0 yen per share, totaling approximately 11,559 million yen in respect of the year ended March 31, 2012 approved by the board of directors in May 2012.

In accordance with the Company Law of Japan, there are certain restrictions on payment of dividends in connection with the treasury stock repurchased. As a result of restrictions on the treasury stock repurchased, retained earnings of 247,277 million yen at March 31, 2012 were restricted as to the payment of cash dividends.